Exhibit 10.1

October 4 , 2017

Blackbridge Capital Growth Fund, LLC
450 7th Avenue, Suite 609
New York, NY 10123

Re:       Restated Termination of Securities Purchase Agreement between Blackbridge Growth Fund, Inc., and ABCO Energy, Inc. [“SPA”] effective  as of March 1, 2017 [“Termination  Date”]

Gentlemen:
This will confirm our recent discussion wherein we mutually agreed that:
1.          the SPA shall be deemed null and void and will be deemed terminated as of the Termination Date because the continued processing of a Registration Statement on Form S-1 (“S-1”), contemplated by SPA would not be occur because of technical issues raised by the SEC. The S-1 was withdrawn at the request of the SEC, effective February 28, 2017;
2.          The Convertible Promissory Note  issued under the SPA  in the amount of $100,000 issued to Blackbridge  to cover the expenses of the S-1 and related matters remains in full force and effect as of the date hereof.
3.          The $150,000 Convertible Promissory Note issued under the SPA as the Commitment Fee shall be deemed terminated effective as of the Termination Date of the  SPA.

      Very truly yours,

       ABCO ENERGY, INC.

By:
           /s/ Charles O’Dowd
 Charles O’Dowd, CEO

BLACKBRIDGE CAPITAL GROWTH FUND, LLC

By:

           /s/ Alexander Dillon
Alexander Dillon, Managing Director